ASSOCIATION IN PARTICIPATION CONTRACT


UNINCORPORATED ASSOCIATION CONTRACT ENTERED INTO BY AND BETWEEN, ON THE ONE HAND, VIVA GAMING & RESORT DE MEXICO, S.A. DE C.V. (HEREINAFTER CALLED AS THE ASSOCIATE) REPRESENTED HEREIN BY MR. ROBERT CRAIG SIM; AND ON THE OTHER HAND, BY MR. BERNARDO RAMON RAFAEL TERRAZAS SALGADO, APPEARING IN HIS OWN RIGHT (HEREINAFTER CALLED AS THE ASSOCIATING PARTY) BOTH PARTIES AGREE TO SUBMIT THEMSELVES TO THE FOLLOWING RECITALS AND CLAUSES:

RECITALS

1.- WHEREAS, THE ASSOCIATING PARTY DECLARES:

A).- That he is a private individual possessing licenses for an ENTERTAINMENT CENTER WITH ELECTRONIC MACHINES OF SKILL AND COMMISION AGENT of the Loteria Nacional para la Asistencia Publica (National Lottery for Public Assistance), and also to operate RESTAURANT BAR WITH THE SALE OF WINES, LIQUORS AND SPECTACLES, issued by the City Council of Tlanepantla de Baz in the State of Mexico. That he has formalized a MERCANTILE COMMISSION AGREEMENT OF INSTANTANEOUS LOTTERY TICKETS, dated June 8, 2000, and recorded in folio 344-00 of the Legal Division of the National Lottery for Public Assistance.

B).- That his domicile is at Boulevard Avila Camacho No 1007, offices 36-A and 4-c. Colonia San Lucas, Tepetlaco, Post Code 54055, Tlanepantla de Baz, State of Mexico.

C).- That it is his desire to associate himself with THE ASSOCIATE. in order to operate an Entertainment Center with the Electronic Machines of Skill, Coin Machines; the Commercialization of Instantaneous Lottery Tickets issued by the National Lottery for Public Assistance, being licensed to sell food, alcoholic beverages and spectacles in different places required in the country.


WHEREAS THE ASSOCIATE DECLARES:

A). - That it is a corporation established in accordance with the laws of the United Mexican States, as evidenced by the public deed number 45,085 dated May 4 2000, issued before Notary Public number 110 for the Federal District, Attorney Fernando Davila Rebolledo.

B). -That it posses the know-how and economic means to operate an Entertainment Center with Electronic Machines of skill, Coin Machines and the sale of instantaneous lottery tickets, issued by the National Lottery for Public Assistance, with the sale of food, alcoholic beverages and spectacles.

C).- That it is its desire to associate itself with THE ASSOCIATING PARTY in order to operate an Entertainment Center with Electronic Machines of Skill, Coin Machines and the sale of instantaneous lottery tickets, issued by the National Lottery for public Assistance, with the sale of food, alcoholic beverages and spectacles in different places as required in the country.

D).- That its domicile is located in La Primera Cerrada de Concepcion Beistegui number 11, Colonia Del Valle Delegacion Benito Juarez, Post Code 03100 in Mexico, City.




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CLAUSES



FIRST.- The parties agree that THE ASSOCIATE will make all and every one of the investments for installing an Entertainment Center with Electronic Machines of Skill, Coin Machines and the sale of instantaneous lottery tickets, issued by the National Lottery for Public Assistance with the sale of food, alcoholic beverages and spectacles in the different places required in the country.

SECOND. - THE ASSOCIATE will undertake to hire and pay all the personnel necessary to operate the Entertainment Center described in the preceding clause and in the Recitals Chapter of the present contract, which will be paid by THE ASSOCIATE and always remain under the latter's management and orders. With the exception of the direction which will be handled by the ASSOCIATING PARTY, who will receive a salary as well as his close collaborators. who will depend directly on the ASSOCIATING PARTY, and who's wages will be paid by the ASSOCIATE with one accord and arising from his duties. This is to guarantee the appropriate administration that detached from the rights and obligations stated in the Mercantile Committee. As well the naming of the security manager of the places of business will depend directly on the ASSOCIATING PARTY independently from the personnel or any contracted company.

THIRD.- All the investments made by THE ASSOCIATE, whether as regards the installation of the entertainment center or in the furniture necessary for the operation, will be solely and exclusively the property of THE ASSOCIATE.

FOURTH.- THE ASSOCIATING PARTY undertakes to provide the licenses to operate an Entertainment Center with Electronic Machines of Skill and agent of the National Lottery for Public Assistance as well as to operate a Restaurant Bar with the sale of wines, liquor and spectacles issued by the different counties or Political delegation in EL DISTRITO FEDERAL in favor of THE ASSOCIATE for an indefinite period of time the costs of which will be covered by the ASSOCIATE.

FIFTH.- THE ASSOCIATING PARTY will exploit in favor of the ASSOCIATE exclusively, for the Contract Of the Mercantile Commission for the distribution and commercialization of the Instantaneous Lottery Tickets for The National Lottery for Public Assistance for an indefinite period of time, as long as THE ASSOCIATE has the ability mentioned in the recital II clause b of the present contract.

SIXTH.- Both parties agree that THE ASSOCIATING PARTY will decline in favor of THE ASSOCIATE, the commissions, to which he might be entitled to cash for the contract of the mercantile commission entered with the National Lottery for Public Assistance, discounting the costs for various commissions. THE ASSOCIATE, previous discount of tax payments, personnel expenditures and expenses appropiate to the Entertainment Center itself, in the understanding that such percentage will be received by THE ASSOCIATING PARTY according to that which has been established in the Articles of Incorporation of "Viva Gaming & Resort de Mexico S.A. de C.V."


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      SEVENTH.- The ASSOCIATING PARTY will provide to THE ASSOCIATE all the licenses valued at $21,228,750.00 (twenty one million two hundred and twenty eight thousand seven hundred and fifty pesos) as follows:


                  A)       Lottery National Contract.

                  B)       Municipal License for Talnepantla, State of Mexico
                           (Mundo E).

                  C)       Expediting of the Department of Interior.

                  D)       Internet Lottery Contract.

                  E)       Authorization of Lottery Gransur.

                  F)       Authorization of Lottery Cancun.

EIGHTH.- Both parties agree that in case of losses, these will be wholly assumed by the ASSOCIATE.

NINTH.- The ASSOCIATE accepts that THE ASSOCIATING PARTY will be a voting member of the ADMINISTRATIVE COUNCIL of "Viva Gaming & Resort de Mexico, S.A. de C.V.

TENTH.- Both parties agree that in the case of interpretation or litigation of the present contract, they renounce legal recourse in the jurisdiction that by their address may correspond to them, submitting expressly to the jurisdiction of the Distrito Federal Tribunal in Mexico City.


It is signed in Mexico City on July twenty eight 2000


    THE ASSOCIATE                                    THE ASSOCIATING PARTY



    ROBERT CRAIG SIM                                  BERNARDO RAMON RAFAEL
    "Viva Gaming & Resort                             TERRAZAS SALGADO
    De Mexico S.A. de C.V."






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CONTRATO DE ASOCIACION EN PARTICIPACION

Que celebran por una parte VIVA GAMING & RESORT DE MEXICO, S.A. DE C.V. Y que en adelante se le llamara como el asociado, representada en este acto por el Senor Robert Craig Sim; Y por la otra el senor Bernardo Ramon Rafael Terrazas Salgado, por su propio derecho y que en lo sucesivo se le llamara como el asociante ambas partes convienen en someterse a las siguientes declaraciones y clausalas.

DECLARACIONES:

I. - Declara el asociante:

A). - Ser una persona fisica y que cuenta con licencias para operar un Centro de Entretenimiento con maquinas electronicas, de habilidades y comisionista de la Loteria Nacional para la Asistencia Publica, asi como para operar un Restaurant Bar Con Venta De Vino, Licores y Espectaculos, exedido por el Ayuntamiento de Tlalnepatla de Baz, en el Estado de Mexico. Tener celebrado un Contrato de Comision Mercantil para la Distribucion y Comercializacion de Billetes de Loteria instantea con la loteria nacional de la Asistencia Publica, de fecha 8 de junio del 2000, y registrado en el Folio 344-00 en la Direccion Juridica de la Loteria Nacional para la Asistencia Publica.

B). - Tener su domicilio en Boulevard Manuel Avila Camacho numero 1007, local 36-A y 4-C, Colonia San Lucas, Tepetlaco, Codigo Postal 54055, Tlaltenepantla de Baz, Estado de Mexico.

C). - Ser su voluntad asociarse con EL ASOCIADO, para explotar un Centro de Entretenimiento con Maquinas Electronicas de Habilidades, Tragafichas, Comercializacion de billetes de loteria instantanea, expedidos por la Loteria Nacional para la Asistencia Publica, con expendio para venta de alimentos, bebidas alcoholicas y espectaculos en diferentes puntos requeridos en la Republica Mexicana.

II - DECLARA EL ASOCIADO:

A) - Ser una sociedad constituida conforme a las leyes de los Estacios Unidos Mexicanos, segun se acredita con la Escritura Publica numero 45,085, de fecha 4 de mayo de 2000, pasada ante la fe del Notario Publico numero 110 del Distrito Federal, Licenciado Fernando Davila Rebollar.

B) - Tener los conocimientos y los medios economicos para explotar un Centro de Entretenimiento con Maquinas Electronicas de Habilidades, Tragafichas y Expendio de billetes de loteria instantanea, expedidos por la Loteria Nacional para la Asistencia Publica, con venta de alimentos, bebidas alcoholicas y espectaculos.



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C) - Que es su deseo asociarse con EL ASOCIANTE para explotar un Centro de
Entretenimiento con Maquinas Electronicas de Habilidades, Tragafichas y Expendio de billetes de loteria instantanea, expedidos por la Loteria Nacional para la Asistencia Publica, con venta de alimentos, bebidas alcoholicas y espectaculos, en los diferentes puntos requeridos en la Republica Mexicana.

D) - Tener su domicilio en la Primera Cerrada de Concepcion Beistequi numero 11, Colonia Del Valle, Delegacion Benito Juarez, Codigo Postal 03100, en esta Ciudad de Mexico, Distrito Federal.

                                   CLAUSULAS:
                                   ----------

PRIMERA - Convienen las partes en que EL ASOCIADO, realizara todas y cada una de las inversiones para instalar un Centro de Entretenimiento con Maquinas Electronicas de Habilidades, Tragafichas y Expendido de billetes de loteria instantanea, expedidos por la Loteria Nacional para la Asistencia Publica, con venta de alimentos, bebidas alcoholicas y espectaculos, en los diferentes puntos requeridos en la Republica Mexicana.

SEGUNDA - asimismo EL ASOCIADO se compromete a contratar y pagar a todo el personal necesario para operar el Centro de Entretenimiento descrito en la clausula anterior y en el capitulo de declaraciones del presente contrato, los cuales seran pagados por EL ASOCIADO y estaran siempre bajo la direccion y ordenes de este. A excepcion de la direccion que manejara el asociante por la cual recibira un sueldo asi como sus colaboradores directos. Los cuales dependeran directamente del Asociante y los sueldos seran pagados por el Asociado de comon acuerrio; y derivado de _____ funciones. Este es para garantizar la correcta administracion que se desprende de los derechos y obligaciones contenidas en el contrato de Comision Mercantil celebrado con la Loteria Nacional. Asi como en nombramiento de jefe de seguridad de los establecimientos dependera directamente del Asociante. Independientemente del personal o empresa que se contrate.

TERCERA - Todas las inversiones que haga EL ASOCIADO ya sea en cuanto a la instalacion del centro de entretenimiento como en los muebles necesarios para la operacion, seran unica y exclusivamente propiedad del ASOCIADO.

CUARTA - EL ASOCIANTE se compromete a proporcionar las licencias para operar un CENTRO DE ENTRETENIMIENTO CON MAQUINAS ELECTRONICAS, DE HABILIDADES y COMISIONISTA de la Loteria Nacional para la Asistencia Publica, asi como para operar un RESTAURANT BAR CON VENTANA DE VINOS, LICORES Y ESPECTACULOS, expedidas por los diferentes Municipios o Delegacion Politica en el Distrito Federal, a favor del ASOCIADO por un termino indefinido, cuyos costos seran cubiertos por EL ASOCIADO.

QUINTA - Asimismo EL ASOCIANTE explotara a favor del ASOCIADO de manera exclusiva el CONTRATO DE COMISION MERCANTIL PARA LA DISTRIBUCION Y COMERCIALIZE ACTION DE BILETES DE LOTERIA INSTANTANEA para la LOTERIA NACIONAL DE LA ASISTENCIA PUBLICA por un termino indefinido. Siempre y cuando el ASOCIADO tenga la capacidad que menciona en su Declaracion II inciso B de este contrato.



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SEXTA - Convienen las partes que EL ASOCIANTE cedera a favor del ASOCIADO las comisiones a que tenga derecho a cobrar por el contrato do comision mercantil celebrado con la LOTERIA NACIONAL PARA LA ASISTENCIA PUBLICA, descontados los costos por diversas comisiones

EL ASOCIADO, previo descuento del pago de impuestos, personal, gastos y erogaciones propias de la operacion del centro de entretenimiento, en la inteligencia que dicho porcentaje lo recibira al asociante conforme a lo establecido en el Acta Constitutiva de la sociedad "Viva Gaming & Resort de Mexico, S.A. de C.V."

SEPTIMA - EL ASOCIANTE proporcionara a EL ASOCIADO todas las licencias con un valor de $21,228,750.00 (Veintiun millones doscientos veintiocho mil setecientos pesos 00/100 M.N.), que se detallan a continuacion:

A) Contrato de Loteria Nacional
B) Licencia de Municipio de Tlalnepanula, Edo. De Mexico. (Mundo E).
C) Manejo de Gobernacion.
D) Contrato de Loteria por Internet.
E) Autorizacion de Loteria Gransur.
F) Autorizacion de Loteria Cancun.

OCTAVA - Convienen las partes que para el caso de perdidas, estas seran asumidas integramente por EL ASOCIADO.

NOVENA - EL ASOCIADO acepta que EL ASOCIANTE tenga voz y voto en el consejo de Administracion de "Viva Gaming & Resort de Mexico, S.A. de C.V.

DECIMA - Las partes convienen que para el caso de interpretacion o litigio del presente contrato, renuncian a la jurisdiccion que pudiera corresponderies por cuestion de domicilio, sometiendose expresamente a la jurisdiccion de los Tribunales de la Ciudad de Mexico, Distrito Federal.

Se firma en la Ciudad de Mexico, a los Veintiocho dias del mes de julio del ano dos mil.

 EL ASOCIADO                              EL ASOCIANTE

/s/ Robert Craig                       /s/ Bernardo Ramon Rafael
Robert Craig, SIM                      Bernardo Ramon Rafael
"Viva Gaming & Resort                  Terrazas Salgado.
De Mexico S.A. de C.V."


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